UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Dec. 31, 2015	Dec. 31, 2014
Unaudited Consolidated Statements Of Operations
Revenues	$ 0	$ 0	$ 33,045	$ 0
Cost of Goods Sold			(25,383)	0
Gross Profit			7,662	0
Operating Expenses
General and administrative	1,130,711	1,149,723	5,000,727	1,913,648
Sales & Marketing	21,272	0	102,436	0
Research and development	189,283	304,719	940,179	1,020,703
Depreciation and amortization	144,170	0	433,398	2,681
Total Operating Expenses	1,485,436	1,454,442	6,476,440	2,937,032
Operating Loss	(1,485,436)	(1,454,442)	(6,468,778)	(2,937,032)
Other Expenses
Interest expense	346,850	0	54,299	0
Total Other Expenses	346,850	0	54,299	0
Net Loss	$ (1,832,286)	$ (1,454,442)	$ (6,523,077)	$ (2,937,032)
Basic and diluted net loss per common share	$ (0.16)	$ (0.16)	$ (0.60)	$ (0.37)
Shares used in computing basic and diluted net loss per share	11,624,202	9,381,175	10,943,675	7,897,117